Exhibit 99.2

The New Industry Standard for Immersive Wireless Sound NASDAQ: WISA Summit Wireless Technologies Q4 2020 Results: March 12, 2021

2 NASDAQ: WISA Forward Looking Statements This presentation of Summit Wireless Technologies, Inc . (NASDAQ : WISA) (the “Company” or “WISA”) contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business including, current macroeconomic uncertainties associated with the COVID - 19 pandemic, our the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins ; rate of growth ; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity ; consumer demand conditions affecting customers’ end markets ; the ability to hire, retain and motivate employees ; the effects of competition, including price competition ; technological, regulatory and legal developments ; developments in the economy and financial markets and other risks detailed from time to time in Summit Wireless’ filings with the Securities and Exchange Commission, including those described in “Risk Factors” in our Annual Report on Form 10 - K for the year ended December 31 , 2019 filed with the SEC March 25 , 2020 , as revised or updated for any material changes described in any subsequently - filed Quarterly Reports on Form 10 - Q, including the one we anticipate filing with the SEC on November 10 , 2020 . The information in this presentation is as of the date hereof and the Company undertakes no obligations to update unless required to do so by law . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Tra nsm itter is plugged in and a user interface is activated through an APP or product design like LG TVs. © 2021 Summit Wireless Technologies, Inc. All rights reserved. Summit Wireless Technologies and the Summit Wireless logo are tra demarks of Summit Wireless Technologies, Inc., SoundSend, The WiSA logo, WiSA, WiSA Ready, and WiSA Certified are trademarks, or certifi cat ion marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and pro duct names are the intellectual property of their respective owners.

3 NASDAQ: WISA Q4 2020 Results Call Agenda: Driving Growth • Business Overview • 2020 Growth Delivered • Growth Drivers 2021 and Beyond • SoundSend • The WiSA Wave • Next Generation Technology • Strongest Quarterly Performance to Date • Q&A 3

4 NASDAQ: WISA Markets and sells ASICS, modules & IP that is integrated into leading TV & speaker brands Association with 70+ leading CE brands implementing WiSA global interoperability standard Summit Wireless NASDAQ: WISA Summit Wireless Summit Wireless is a leading provider of immersive, wireless sound technology for intelligent devices & next - generation home entertainment systems 4

5 NASDAQ: WISA WiSA Association – Building a Standard The WiSA Association has 70+ member brands implementing worldwide standards for high definition, multi - channel, low latency audio using our WiSA global interoperability standard iPhone AVRs TVs XBOX Windows 10 Surface Pro Consumers Win • - Greater simplicity - • - Greater access to content - • - Lower cost to enable - The Evolution of Sound Personal Whole House Immersive Sound

6 NASDAQ: WISA 2021 Shipping Display Members System Audio A/S 2021 Shipping Members 6 4 th Display Brand 5 th Display Brand Strategic Partners 25+ Brands Shipping Summit Wireless’ Technology

7 NASDAQ: WISA Today’s Sound Experience Options WiSA’s Advantage • Better Sound Field • Lower Prices • Simple Installation Soundbar TV Soundbar + Subwoofer Soundbar + Subwoofer + Simulated Dolby Digital/Atmos $799 $1,300 $1,800 $899+ Premium Soundbar Systems (i.e. Sony/ Sonos /Bose) WiSA Discreet Speakers / Spatial Sound Home Theater

8 NASDAQ: WISA Driving 2021 – 2022 Growth • WiSA Wave • Driving consumer engagement and education • Defining retail category • Lowering marketing costs for brands • 1M visitors projected for 2021 • SoundSend providing universal, low - cost WiSA connectivity • Next - Gen Discovery Wi - Fi technology broadening the market through lower cost Growth Drivers WiSA Wave Launch Q3 2020 SoundSend Launch Q4 2020 Next - Gen Discovery WiFi Module Launch Q1 2021 8

True Cinema Sound in Your Home in Minutes

SUMMIT WIRELESS

WiSA

Consumer Benefits

- Quick Set Up
- Immersive Sound
- No Speaker Wires
- No AV Receiver
- No WiFi Needed

Your Smart TV

Works with 100's of millions of TVs with ARC/eARC

LG, SONY, SAMSUNG, VIZIO, TCL, SHARP, Panasonic, PHILIPS, Hisense, Skyworth, BANG & OLUFSEN, TOSHIBA

WiSA SoundSend

Universal transmitter easily connects to your TV and sends HD audio to speakers

IMPACT WINNER · CES INNOVATION AWARDS 2021 · TWICE PICKS 2021 AWARDS WINNER



WiSA

Amazing Speakers

Amazing WiSA Certified speakers from great brands

Klipsch, BANG & OLUFSEN, Platin, SAVANT, HARMAN, Sa, E+F, Skyworth, buchardt, ENCLAVE AUDIO, DYNAUDIO, KEF

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10 NASDAQ: WISA Driving the Expansion of the WiSA Market Expanding the WiSA Association to a consumer facing platform to drive retail sales: • Increasing consumer visits and consumer education of WiSA’s benefits • Expanding the WiSA category of products for the consumer, retailer, and brands • Lowering direct to consumer marketing costs when shared across brands

11 NASDAQ: WISA WiSA Wave Increasing Consumer Engagement 11 • Launching new website • Unveiling new features to launch products • Increasing promotions /giveaways • Adding brand member pages • Introducing WiSA Certified reseller program • Expanding consumer education

WiSA Wave Accelerating Web Traffic


1M+ Visitors Projected in 2021
WiSA Wave
Launched Sept. '20
1,200
2,400
3,400
19,200
34,300
47,000
99,500
185,000
135,000
165,000
250,000
450,000
Q1 '19 A
Q2 '19 A
Q3 '19 A
Q4 '19 A
Q1 '20 A
Q2 '20 A
Q3 '20 A
Q4 '20 A
Q1 '21 E
Q2 '21 E
Q3 '21 E
Q4 '21 E

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13 NASDAQ: WISA WiSA Wave Works (WWW  ) Facebook Impressions Cost Top of Funnel Advertising 1,000,000 $10,000 WiSA Cost Shares No Response 980,000 $9,800 Ineffective Expense 2% Click - Through Rate 20,000 $200 Effective Expense Brands can remarket using WiSA Wave analytics: • Clicked on WiSA ad by time frame, by location worldwide • Clicked “buy/shop now” on landing page • Visited WiSA 2x or more • Spend more than X minutes on website • Consumer vs audiophile engagement Brand requirements to use analytics: • Association fees paid current • WiSA Certified logo in Ad/mailer/email • No bashing peers Leveraging the Power of Digital Marketing

Leveraging Summit's Platin Line

SUMMIT WIRELESS

WiSA WIRELESS SPEAKER & AUDIO

Platin as a product and demonstrate tool:

- Distributing and marketing in North America
- Building the WiSA category offerings @ retail/etail
  - WiSA Amazon store
  - Etailers: Best Buy, Target, Walmart
- Improving Wave marketing for all brands
  - Complete data tracking from ad to purchase for modeling
- Introducing technology platform
  - SoundSend USB version
  - Next-gen wireless technology version
- Expected to approximate 10% +/- revenue

Establishing entry price points for WiSA market

$2,000 - $20,000

Audiophile Brands



$1,098 - $1,495

ENCLAVE



$799 - $999

Platin
Monaco 5.1
Plus Axiim LINK
Immersive Wireless Home Theater System



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Beyond Premium Audio

- **Immersive Sound Expands to WiFi enabled smart devices:**
  - 1B+ Smart Phones
  - 200M + Smart TVs
  - Soundbars and wireless speakers
  - IoT Devices
  - 200M Tablets
  - 60M Gaming PCs and Consoles
  - 50M Smart Speakers
- **Technology that can scale**
  - Wi-Fi compliant (2.4GHz)
  - Wi-Fi compliant (5GHz)
- **Intuitive, fast out of box setup: ConexUs button**
  - Patent pending



Home Entertainment
Smart Speakers
Movie Night
Mobile
IoT
WiSA
ConexUs
Subwoofer
Left Surround
Right Surround
Quick Setup!



NASDAQ: WISA

16 NASDAQ: WISA Reaching Broader Consumer Markets with Rapidly Dropping WiSA Transmission Costs Product Host Device Retail MSRP TV/Soundbar Integration Cost Home Theater in a Box System Axiim Q AV Reciever All TVs/Set top Boxes $1,199 Axiim Link Xbox and WiSA Ready TV $229 $999 WiSA SoundSend - Drops cost of Xbox support All TVs $179 $899 WiSA SoundSend USB* - Drops Dolby & HDMI royalties - Lowers tariffs WiSA Ready TVs/Devices $99 - $119 $799 WiSA TX Module $13 - $16 Next Generation Module TVs, Soundbars, Projectors 80% Reduction $699 - $749

17 NASDAQ: WISA Strongest Quarter - to - Date $0.4 $0.8 $1.7 $2.4 $2.8 Q1 '20A Q1 '21 Est. 2019A 2020A TTM Q1 '21 Est. 18% Revenue & Gross Margin ($ in M) Continued Improvement in Core Performance in Q4 • Revenue exceeded $1.0M, up 141% vs. Q4 ‘19 & increased sequentially 71% vs. Q3 ‘20 • 24% GM Q4 ’20 vs. 17% in Q3 ‘20 • Opex totaled $3.9M, including $955k of non - cash charges, in Q4 ‘20 vs. $2.9M, including $222k of non - cash charges, in Q4 ’19 • $250k spent on the Wave in Q4 ‘20 Cash & Cash Equivalents • $7.4M at Dec. 31, ‘20 • $9M - $10M expected at Mar. 31, ‘21 Q1 ‘21 Guidance • 100% revenue growth vs. Q1 ‘20 • Opex ~$3.2M, including $600k of non - cash, and up to $200k for Wave • GM mid - 20s% 17 20+% - 4% Mid - 20s 15%

18 NASDAQ: WISA More Consumers More Speaker Brands More Products Lower Entry Prices More TV Integration Thriving WiSA Ecosystem Driving 2021 Growth Driving Revenue Growth NASDAQ: WISA

Investor Relations Greg Falesnik, CEO - MZ North America 949 - 385 - 6449, WISA@mzgroup.us Kirsten Chapman, MD - LHA Investor Relations 415 - 433 - 3777, summit@lhai.com Summit Wireless Technologies, Inc. 6840 Via Del Oro, Suite 280 San Jose, CA 95119 www.summitwireless.com

Ecosystem Built, Traffic Growing, Products Launching

Expanding Market	CE & OEMs embedding audio standard to intelligent devices & next-gen home entertainment
WiSA Global Interoperability Standard	LG, XBOX, Skyworth, Bang & Olufsen, Harman, Klipsch, Hisense, Enclave Audio, Platin, Foxconn Sharp, THX, Axiim, EC Living, almando
IP Portfolio and TM	15 patents issued/pending covering key claims + WiSA™
Paradigm Shifts Create Opportunity	Bluetooth – Personal; WiFi – Whole House; WiSA – Immersive Sound
Attractive & Highly Scalable Model	• Growth drivers: SoundSend, WiSA Wave, next-gen Discovery WiFi module • Expanding ecosystem: Consumers, speaker brands, products, lower prices, TV integration

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Amazon Verified Purchasers Love Sound & Set-up

ENCLAVE



"This is exactly the surround sound product I've been waiting for my whole life."

"Just plug them in turn them on, switch in the back, and the magic happens. ***Beautiful sounds*** that can be embellished with the phone app."

"So simple. Out of the box and setup was about 30 minutes. The bass is deep, and the sound is rich, and the vocals are clear. Great job Enclave!"

"We are not techy we were apprehensive about setting it up. Within less than hour our room was a theater. ***SERIOUSLY. wow."***

"With 65" LG Nanocell TV... WOW!!! For the price (or better) of a sound bar, I'm sitting here in my living room after 10 min of setup watching Star Wars in ***mind blowing surround sound!!!"***

"Stunning surround sound - Easy to setup!"

"***Deserves six stars*** for performance, price, ease of setup & overall value."

"These are so amazing. You just open the box, plug them in, and you have 5.1 surround sound. I was ***genuinely blown away*** when I saw and heard them in action for the first time."

"I was able to set-up the 5.1 surround speakers in just a few minutes and all synced perfectly with the XBOX for an ***elite gaming audio experience***."

Platin
Monaco 5.1
Plus Axiim LINK
Immersive Wireless
Home Theater System



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